J.P. Morgan U.S. Equity Funds

JPMorgan Disciplined Equity Fund
(Ultra Shares)
(A series of JPMorgan Trust I)

JPMorgan Small Cap Value Fund
(Ultra Shares)
(A series of JPMorgan Trust II)

Supplement dated October 15, 2009
to the Prospectus dated November 1, 2008, as supplemented

Effective immediately, the following paragraph shall be added as the third paragraph on page 35 of the Prospectus under “Who can buy shares?” under “Purchasing Fund Shares.”

Ultra Shares also may be purchased by the JPMorgan Access Funds.

In addition, the second paragraph under “How do I open an account?” beginning on page 38 under “Purchasing Fund Shares” shall be deleted in its entirety and replaced with the following:

Ultra Shares of the Fund are subject to a $5,000,000 minimum investment requirement ($20,000,000 for Disciplined Equity Fund) for all investors except JPMorgan Access Funds and 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-EQ-U-1009